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                                                                    EXHIBIT 99.2

     SUPPLEMENTAL INDENTURE NO. 2, dated as of September 7, 2000 (the "Supplemental Indenture"), between CABOT INDUSTRIAL PROPERTIES, L.P., a limited partnership organized under the laws of the State of Delaware (herein called the "Operating Partnership"), and THE BANK OF NEW YORK, a New York banking corporation organized and existing under the laws of the State of New York, as Trustee (herein called the "Trustee").

                     RECITALS OF THE OPERATING PARTNERSHIP

     The Operating Partnership and Cabot Industrial Trust, a real estate investment trust duly organized and existing under the laws of the State of Maryland (herein called the "Company") have heretofore delivered to the Trustee an Indenture, dated as of April 30, 1999, by and among the Operating Partnership, Cabot Industrial Trust, as guarantor, and the Trustee, as supplemented and amended by a Supplemental Indenture No. 1, dated as of May 4, 1999 (collectively, the "Original Indenture," and together with this Supplemental Indenture, the "Indenture"), by and between the Operating Partnership and the Trustee, which has been filed with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended, as an exhibit to the Operating Partnership's Registration Statement on Form S-3 (Registration No. 333-71585), providing for the issuance from time to time of Debt Securities of the Operating Partnership (the "Securities"). The Operating Partnership intends by this Supplemental Indenture to (i) create a series of debt securities to be issued from time to time, in an aggregate initial principal amount not to exceed $200,000,000, entitled "Series A Medium-Term Notes Due Nine Months or More from Date of Issue" and (ii) establish the form and the terms and conditions of such Notes (as hereinafter defined).

     Section 301 of the Original Indenture provides for various matters with respect to any series of Securities issued under the Indenture to be established in an indenture supplemental to the Original Indenture.

     Section 901(7) of the Original Indenture provides for the Operating Partnership and the Trustee to enter into an indenture supplemental to the Original Indenture to establish the form or terms of Securities of any series as provided by Sections 201 and 301 of the Original Indenture.

     The Board of Trustees of Cabot Industrial Trust, the general partner of the Operating Partnership, has duly adopted resolutions authorizing the Operating Partnership to execute and deliver this Supplemental Indenture.

     All the conditions and requirements necessary to make this Supplemental Indenture, when duly executed and delivered, a valid and binding agreement in accordance with its terms and for the purposes herein expressed, have been performed and fulfilled.

            NOW, THEREFORE, THIS SUPPLEMENTAL INDENTURE WITNESSETH:
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     For and in consideration of the premises and the purchase of each of the series of Securities provided for herein by the Holders thereof, it is mutually covenanted and agreed, for the equal and proportionate benefit of all Holders of the Notes or of any series thereof, as follows:


                                  ARTICLE ONE

                              THE SERIES OF NOTES
                              -------------------


     SECTION 1.1  Title of the Securities.
                  -----------------------

     There shall be a series of Securities designated the Series A Medium-Term Notes Due Nine Months or More from Date of Issue (the "Notes").

     SECTION 1.2  Limitation on Aggregate Principal Amount.
                  ----------------------------------------

     The aggregate principal amount of the Notes shall be limited to $200,000,000, and, except as provided in this Section and otherwise permitted by the Original Indenture, the Operating Partnership shall not execute and the Trustee shall not authenticate or deliver Notes in excess of such aggregate principal amount; provided, however, as authorized or permitted by Section 301 of the Original Indenture, the Notes series may be reopened, without the consent of the Holders, for the issuance of such additional Notes as may be authorized by the Operating Partnership.

     Nothing contained in this Section 1.2 or elsewhere in this Supplemental Indenture, or in the Notes, is intended to or shall limit execution by the Operating Partnership or authentication or delivery by the Trustee of Notes under the circumstances contemplated by Sections 303, 304, 305, 306, 906, 1107 and 1305 of the Original Indenture.

     SECTION 1.3  Terms and Conditions of the Notes.
                  ---------------------------------

     The Notes shall be governed by all the terms and conditions of the Original Indenture, including, without limitation, the terms and conditions set forth in the forms of Note referred to in Section 1.6 below, as the same may be supplemented or, to the extent allowed by the Original Indenture, modified by the additional or different terms and conditions established from time to time with respect to the Notes in board resolutions of the Company, as the sole general partner of the Operating Partnership, or by action of authorized officers of the Company and, in such case, such additional or different terms and conditions shall be set forth in the Notes and the related pricing supplement. In connection with any issuance of Notes, the board of trustees of the Company may specify, by resolution, which, if any, of the covenants contained in Section 1.7 of this Supplemental Indenture shall not apply to that particular issuance of Notes. All such terms and conditions set forth in such Notes and in such Pricing Supplement as it relates to the terms and conditions of the Notes are incorporated by reference into this Supplemental Indenture.

     SECTION 1.4  Discharge.
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     The provisions of Section 1402 and 1403 of the Original Indenture, together with the other provisions of Article Fourteen of the Original Indenture, shall be applicable to the Notes. The provisions of Section 1403 of the Original Indenture shall apply to the covenants set forth in Section 1.7 of this Supplemental Indenture and to those covenants specified in Section 1403 of the Original Indenture.

     SECTION 1.5  Registered Securities.
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     Each Note shall be issuable and transferable in fully registered book-entry form or certificated form as specified in the applicable Pricing Supplement.

     SECTION 1.6  Form of Notes.
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     The Floating Rate Notes shall be substantially in the form attached as
Exhibit A hereto. The Fixed Rate Notes shall be substantially in the form
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attached as Exhibit B hereto.
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     SECTION 1.7  Limitations of Incurrence of Indebtedness.
                  -----------------------------------------

     (a) The Operating Partnership will not, and will not permit any of its Subsidiaries to, incur any Indebtedness, other than Intercompany Indebtedness, if, immediately after giving effect to the incurrence of such additional Indebtedness and the application of the proceeds thereof, the aggregate principal amount of all outstanding Indebtedness of the Operating Partnership and its Subsidiaries on a consolidated basis determined in accordance with GAAP would be greater than 60% of the sum of (without duplication) (i) the Total Assets of Operating Partnership and its Subsidiaries as of the end of the calendar quarter covered in the Operating Partnership's Annual Report on Form 10-K or Quarterly Report on Form 10-Q, as the case may be, most recently filed with the Commission (or, if such filing is not permitted under the Exchange Act, then, subject to Section 703 of the Original Indenture, with the Trustee prior to the incurrence of such additional Indebtedness and (ii) the purchase price of any real estate assets or mortgage loans receivable acquired, and the amount of any securities offering proceeds received (to the extent such proceeds were not used to acquire real estate assets or mortgage loans receivable or used to reduce Indebtedness), by the Operating Partnership or any of its Subsidiaries since the end of such calendar quarter, including those proceeds obtained in connection with the incurrence of such additional Indebtedness.

     (b) The Operating Partnership will not, and will not permit any of its Subsidiaries to, incur any Indebtedness if the ratio of Consolidated Income Available for Debt Service to the Annual Debt Service Charge for the four consecutive fiscal quarters most recently ended prior to the date on which such additional Indebtedness is to be incurred shall have been less than 1.5:1 on a pro forma basis after giving effect thereto and to the application of the
--- -----
proceeds therefrom and calculated on the assumption that (i) such Indebtedness and any other Indebtedness incurred by the Operating Partnership and its Subsidiaries since the first day of such four-quarter period and the application of the proceeds therefrom, including to refinance other Indebtedness, has occurred at the beginning of such period; (ii) the repayment or retirement of any other Indebtedness by the Operating Partnership and its Subsidiaries since the first day of such four-quarter period has been

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repaid or retired at the beginning of such period (except that, in making such computation, the amount of Indebtedness under any revolving credit facility shall be computed based upon the average daily balance of such Indebtedness during such period); (iii) in the case of Acquired Indebtedness or Indebtedness incurred in connection with any acquisition since the first day of such four-quarter period, the related acquisition had occurred as of the first day of such period with the appropriate adjustments with respect to such acquisition being included in such pro forma calculation; and (iv) in the case of any acquisition
                 --- -----
or disposition by the Operating Partnership or its Subsidiaries of any asset or group of assets since the first day of such four-quarter period, whether by merger, stock purchase of sale, or asset purchase or sale, such acquisition or disposition or any related repayment of Indebtedness had occurred as of the first day of such period with the appropriate adjustments with respect to such acquisition or disposition being included in such pro forma calculation.
                                                  --- -----

     (c) The Operating Partnership will not, and will not permit any of its Subsidiaries to, incur any Indebtedness secured by any Encumbrance on or in any of the property of the Operating Partnership or any of its Subsidiaries, whether owned at the date of this Supplemental Indenture or thereafter acquired, if, immediately after giving effect to the incurrence of such additional Indebtedness and the application of the proceeds thereof, the aggregate principal amount of all outstanding Indebtedness of the Operating Partnership and its Subsidiaries on a consolidated basis which is secured by any Encumbrance on property of the Operating Partnership or any of its Subsidiaries would be greater than 40% of the sum of (without duplication) (i) the Total Assets of the Operating Partnership and its Subsidiaries as of the end of the calendar quarter covered in the Operating Partnership's Annual Report on Form 10-K or Quarterly Report on Form 10-Q, as the case may be, most recently filed with the Commission (or, if such filing is not permitted under the Exchange Act, then with the Trustee prior to the incurrence of such additional Indebtedness and (ii) the purchase price of any real estate assets or mortgage loans receivable acquired, and the amount of any securities offering proceeds received (to the extent such proceeds were not used to acquire real estate assets or mortgage loans receivable or used to reduce Indebtedness), by the Operating Partnership or any of its Subsidiaries since the end of such calendar quarter, including those proceeds obtained in connection with the incurrence of such additional Indebtedness.

     (d) The Operating Partnership and its Subsidiaries must at all times have Total Unencumbered Assets equal to 150% or more of the aggregate outstanding principal amount of the Unsecured Indebtedness of the Operating Partnership and its Subsidiaries on a consolidated basis.

     (e) For purposes of this Section 1.7, Indebtedness shall be deemed to be "incurred" by the Operating Partnership or a Subsidiary whenever the Operating Partnership or such Subsidiary shall create, assume, guarantee or otherwise become liable in respect thereof.

     SECTION 1.8  Waiver of Certain Covenants.
                  ---------------------------

     Notwithstanding the provisions of Section 1011 of the Original Indenture, the Operating Partnership may omit in any particular instance to comply with any term, provision, or condition set forth in the Original Indenture and in this Supplemental Indenture

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and with any other term, provision or condition with respect to the Notes
(except any such term, provision or condition which could not be amended without the consent of all Holders of the Notes or such series thereof, as applicable), if before or after the time for such compliance the Holders of at least a majority in principal amount of all Outstanding Notes, by Act of such Holders, either waive such compliance in such instance or generally waive compliance with such covenants or condition. Except to the extent so expressly waived, and until such waiver shall become effective, the obligations of the Operating Partnership and the duties of the Trustee in respect of any such term, provision or condition shall remain in full force and effect.

     SECTION 1.9  Guaranty by the Corporation.
                  ---------------------------

     The Guarantee set forth in Article Sixteen of the Original Indenture shall not be in effect with respect to the Notes.


                                  ARTICLE TWO

                           MISCELLANEOUS PROVISIONS
                           ------------------------

     SECTION 2.1.  Relation to Original Indenture.
                   ------------------------------

     This Supplemental Indenture constitutes an integral part of the Original Indenture.

     SECTION 2.2.  Ratification of Original Indenture.
                   ----------------------------------

     Except as expressly modified or amended hereby, the Original Indenture continues in full force and effect and is in all respects confirmed and preserved.

     SECTION 2.3.  Governing Law.
                   -------------

     This Supplemental Indenture and each Note shall be governed by and construed in accordance with the laws of the State of New York. This Supplemental Indenture is subject to the provisions of the Trust Indenture Act of 1939, as amended, and shall, to the extent applicable, be governed by such provisions.

     SECTION 2.4  Definitions.
                  -----------

     For all purposes of this Supplemental Indenture, except as otherwise expressly provided for or unless the context otherwise requires:

     (1) capitalized terms used but not defined herein shall have the respective meanings assigned to them in the Original Indenture; and

     (2) all references herein to Articles and Sections unless otherwise specified, refer to the corresponding Articles and Sections of this Supplemental Indenture.

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     SECTION 2.5.  Counterparts.
                   ------------

     This Supplemental Indenture may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

     SECTION 2.6  Certain Rights of Trustee
                  -------------------------

     Except as otherwise expressly provided herein, no duties, responsibilities or liabilities are assumed, or shall be construed to be assumed, by the Trustee by reason of this Supplemental Indenture. This Supplemental Indenture is executed and accepted by the Trustee subject to all the terms and conditions set forth in the Original Indenture with the same force and effect as if those terms and conditions were repeated at length herein and made applicable to the Trustee with respect hereto.


     SECTION 2.7  Trustee Not Responsible.
                  -----------------------

     The Trustee shall not be responsible in any manner for or in respect of the validity or sufficiency of this Supplemental Indenture or of the Notes. The Trustee shall not be accountable for the use or application by the Operating Partnership of the Notes or the proceeds thereof.

                                 [End of Text]

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     IN WITNESS WHEREOF, the parties hereto have caused this Supplemental
Indenture No. 2 to be duly executed by their respective officers hereunto duly authorized, all as of the day and year first written above.


                         CABOT INDUSTRIAL PROPERTIES, L.P.


                         By: Cabot Industrial Trust,
                             its general partner


                             By: /s/ Neil Waisnor
                                 ----------------------------
                                 Name:  Neil Waisnor
                                 Title: Senior Vice President



                         THE BANK OF NEW YORK, as Trustee


                         By: /s/ Ming Shiang
                             ----------------------------
                             Name:  Ming Shiang
                             Title: Vice President